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                                                                     Exhibit 23



                          INDEPENDENT AUDITORS CONSENT


     We consent to the use in this Current Report on Form 8-K of Network Event Theater, Inc. of our report dated March 25, 1999 with respect to the financial statements of Trent Graphics, Inc. for the years ended December 31, 1998 and 1997 and to the incorporation by reference of such financial statements and report in any registration statement filed by Network Event Theater, Inc.


                                       STONE, TREMBLY-DEIBLER & ASSOCIATES, INC.

                                       June 22, 1999